Filed Pursuant to Rule 497(d)

Registration File No.: 333-173601

BLACKROCK PREFERRED PARTNERS LLC

Amended and Restated Supplement dated October 28, 2011 to the

Prospectus, dated August 26, 2011, of

BlackRock Preferred Partners LLC

This amended and restated supplement amends certain information in the Prospectus (the “Prospectus”), dated August 26, 2011, of BlackRock Preferred Partners LLC (the “Fund”). This amended and restated supplement supersedes all prior amendments and supplements to the Prospectus. Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this amended and restated supplement remains unchanged. Capitalized terms not otherwise defined in this amended and restated supplement have the same meaning as in the Prospectus.

Sales Load Breakpoints

Financial intermediaries may charge a sales load of up to 3.00% for their services in conjunction with the distribution of Units. The maximum sales charge of 3.00% will be charged for purchases of less than $100,000. A sales charge of 2.00% will be charged for purchases of $100,000 or more, but less than $250,000. A sales charge of 1.50% will be charged for purchases of $250,000 or more, but less than $1 million. A sales charge of 1.00% will be charged for purchases of $1 million or more, but less than $5 million. A sales charge of 0.50% will be charged for purchases of $5 million or more. Financial intermediaries may reduce or waive the sales load for their customers, in their sole discretion, including, but not limited to customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary.

Financial intermediaries may charge a sales load in connection with each subscription for Units by an investor, including additional subscriptions made by existing Members. Financial intermediaries will generally aggregate all subscriptions made by a Member when determining the sales load to be imposed on a Member’s additional subscriptions for Units. For example, a Member who makes a $200,000 initial subscription for Units would pay a sales load of 2.00% on that initial $200,000 investment. If that Member then makes an additional $100,000 subscription for Units, that Member’s aggregate subscriptions would amount to $300,000 and the Member would pay a sales load of 1.50% on that additional $100,000 subscription.

Distribution Fee

The Fund will, out of its own assets, pay the Distributor for providing distribution services at an annual rate equal to 0.75% of the Fund’s month-end NAV (the “Distribution Fee”). The Distribution Fee is paid to the Distributor and/or financial intermediaries as compensation for assisting with the sale of the Fund’s Units. Financial intermediaries may reimburse the Distribution Fee to their customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary. The Distributor will generally pay substantially all of the Distribution Fee to financial intermediaries whose customers hold Units through the applicable financial intermediary; thus, the amounts of any such payments may vary among the financial intermediaries. The Distributor may, however, retain all or a portion of the Distribution Fee in certain instances. For example, the Distributor may itself act as a financial intermediary in respect of Units owned by Members who are its customers, such as the affiliate of the Advisor that purchased a significant amount of Units in connection with the Fund’s initial closing, and retain that portion of the Distribution Fee attributable to Units held through it as a financial intermediary.

(BPP-P1-SUPP-1011)

Payment of Distribution Fee and Management Fee

Each of the Distribution Fee and the Advisor’s management fee are accrued monthly and are calculated at an annual rate equal to 0.75% of the Fund’s month-end NAV (before the accrual of the Distribution Fee and the management fee for that month and after the accrual of any expense reimbursements owed to the Fund by the Advisor pursuant to the Expense Agreement for that month). As discussed in the Prospectus, the Fund has entered into the Expense Agreement in which the Advisor has agreed to pay certain operating and other expenses of the Fund in order to maintain certain expenses below the Expense Cap, which is 0.50% of the Fund’s average adjusted net assets at the beginning of each month.

Dividend Reinvestment Plan

All correspondence concerning the Plan should be directed to the Plan Administrator at BNY Mellon Alternative Investments, c/o Investor Services, 400 Bellevue Parkway, 2nd Floor (19C-0204), Wilmington, DE 19809; or by calling 1-866-211-4521.

Certain Unaudited Financial Statements

The Fund’s unaudited Statement of Assets, Liabilities and Members’ Capital and unaudited Portfolio of Investments, each as of September 30, 2011, are set forth below. The Fund generally intends to update the below unaudited financial statements each month. The Fund encourages each prospective investor, prior to investing in the Fund, to request the Fund’s most recent Prospectus supplement from his or her financial advisor, to visit the Fund’s website at www.blackrock.com and/or to visit the Securities and Exchange Commission’s website at www.sec.gov and access the Fund’s filings.

(BPP-P1-SUPP-1011)

BLACKROCK PREFERRED PARTNERS LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS’ CAPITAL

SEPTEMBER 30, 2011

(unaudited)

Assets

Investments in Investment Funds at fair value (cost - $24,425,000)	$23,833,973
Cash and cash equivalents	574,618
Due from Adviser	341,457
Other assets	425,976

Total assets	25,176,024

Liabilities

Offering Costs Payable	464,701
Organizational Costs Payable	293,000
Professional fees payable	20,595
Directors fee payable	1,667
Accrued expenses and other liabilities	27,159

Total liabilities	807,122

Members’ Capital
Total members’ capital	$24,368,902

(BPP-P1-SUPP-1011)

BLACKROCK PREFERRED PARTNERS LLC

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2011

(unaudited)

			(in U.S. dollars)
Strategy	Investment	Cost	Fair Value
Directional Trading- 15.9%	AlphaMosaic SPC Platform	$475,000	$474,677
	D.E. Shaw Oculus International Fund	1,500,000	1,465,500
	Fortress Commodities Fund LP	875,000	874,401
	Fortress Macro Fund, Ltd.	1,060,000	1,063,074

			3,877,652
Event Driven - 18.6%	Davidson Kempner International (BVI), Ltd.	1,310,000	1,289,826
	HBK Offshore Fund II LP	1,000,000	996,647
	Pentwater Event Fund, Ltd.	1,320,000	1,253,378
	York Investment, Ltd.	1,060,000	1,009,120

			4,548,971
Fundamental Long/Short - 52.2%	Boussard & Gavaudan Fund PLC	1,000,000	972,808
	Brigade Leveraged Capital Structures Offshore, Ltd.	1,060,000	1,044,317
	Claren Road Credit Fund, Ltd.	1,060,000	1,070,300
	Conatus Capital Overseas Ltd.	1,000,000	968,080
	Glenview Capital Partners (Cayman), Ltd.	950,000	897,547
	King Street Capital, Ltd.	1,000,000	982,100
	Oak Hill Credit Alpha Fund (Offshore), Ltd.	1,000,000	951,282
	One William Street Capital Offshore Fund, Ltd.	1,690,000	1,671,410
	Scout Capital Fund, Ltd.	1,380,000	1,335,002
	Standard Pacific Capital Offshore, Ltd.	1,060,000	1,002,841
	Standard Pacific Pan-Asia Fund, Ltd.	875,000	849,389
	Taconic Opportunity Offshore Fund, Ltd.	1,000,000	965,400

			12,710,476
Relative Value - 11.1%	Aristeia International, Ltd	1,060,000	1,043,547
	Magnetar Capital Fund II, Ltd.	1,690,000	1,653,327

			2,696,874
Total Investments (Cost - $24,425,000*) - 97.8%			23,833,973
Other Assets Less Liabilities - 2.2%			534,929

Members’ Capital - 100.0%			$24,368,902

Percentages shown are stated as a percentage of net assets as of September 30, 2011.

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$24,425,000

Gross unrealized appreciation	$13,374
Gross unrealized depreciation	(604,401)

Net unrealized depreciation	$(591,027)

Investments by Strategy (as a percentage of total investments) as of September 30, 2011 (unaudited)
Directional Trading	16.3%
Event Driven	19.1
Fundamental Long/Short	53.3
Relative Value	11.3
100.0%

4

(BPP-P1-SUPP-1011)